SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

TIPPERARY CORPORATION

(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Seventeenth Street, Suite 1550
Denver, Colorado  80202

(Address of principal executive offices) (Zip Code)

303-293-9379

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On April 26, 2005, Tipperary Corporation (“Tipperary”) issued a news release (the “April 26, 2005 Release”), which provided an operational update presented at its annual meeting of shareholders held on April 26, 2005, in Denver, Colorado. The news release is attached hereto as Exhibit 99.2.

The information in this report, including the exhibit filed herewith, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.2	News Release issued by Tipperary Corporation on April 26, 2005.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON

By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and
Chairman of the Board

Date: April 27, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.2	News Release issued by Tipperary Corporation on April 26, 2005.